EXHIBIT 10.1
FOURTEENTH AMENDMENT TO
RECEIVABLES SALE AGREEMENT
     THIS FOURTEENTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of May 29 2007 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as buyer (the “Buyer”) and ALLIED WASTE NORTH AMERICA, INC. and the undersigned originators (the “Originators”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).
     WHEREAS, the parties hereto have entered into that certain Receivables Sale Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);
     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
      SECTION 1. Amendment.
Section 7.7(b) of the Agreement is hereby amended by deleting such section and replacing it with the following:
     “(b) the sum of (i) the aggregate Outstanding Balance of Eligible Receivables originated by such Originator or, if applicable, such Immaterial Division at the time of the delivery of such notice and (ii) the aggregate Outstanding Balance of Eligible Receivables originated by all other Immaterial Originators who have terminated their obligations and Immaterial Divisions the Receivables of which Buyer has ceased purchasing under this Agreement since the date that is twelve (12) months prior the date of such notice, is less than 5% of the aggregate Outstanding Balance of Eligible Receivables on such date,”
     SECTION 2. Reference to and Effect on the Agreement and the Related Documents.
Upon the effectiveness of this Amendment, (i) each of the Originators hereby reaffirms all representations and warranties made by it in Article II of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) each of the Loan Parties hereby represents and warrants that no Termination Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.
     SECTION 3. Effectiveness and Effect.
This Amendment shall be effective as upon receipt by the Agent of a copy of this Amendment duly executed by all parties hereto (the “Amendment Effective Date”). Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 4. Fees and Expenses.
The Buyer hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Buyer shall pay the reasonable legal fees and out-of pocket expenses of the Agent’s counsel, Hunton & Williams LLP, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment.
     SECTION 5. Governing Law.
This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).
     SECTION 6. Severability.
Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 7. Counterparts.
This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ALLIED RECEIVABLES FUNDING INCORPORATED
ALLIED WASTE SERVICES OF NORTH AMERICA, LLC
ALLIED SERVICES, LLC
     By: ALLIED WASTE LANDFILL HOLDINGS, INC.,
               its Managing Member
BFI WASTE SERVICES, LLC
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Sole Member
BFI WASTE SERVICES OF PENNSYLVANIA, LLC
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Sole Member
ALLIED WASTE SERVICES OF MASSACHUSETTS, LLC
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Sole Member
GREENRIDGE WASTE SERVICES, LLC
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Sole Member
ALLIED WASTE SYSTEMS, INC.
ALLIED WASTE ENVIRONMENTAL MANAGEMENT GROUP, LLC
BFI WASTE SYSTEMS OF NORTH AMERICA, INC.
ALLIED WASTE TRANSPORTATION, INC.
BROWNING-FERRIS INDUSTRIES OF TENNESSEE, INC.
DELTA DADE RECYCLING CORP.
BROWNING-FERRIS INDUSTRIES OF FLORIDA, INC.
BROWNING-FERRIS INDUSTRIES OF OHIO, INC.
ALLIED WASTE SERVICES OF PAGE, INC.
BFI WASTE SERVICES OF TEXAS, LP
      By: ALLIED WASTE LANDFILL HOLDINGS, INC.,
               its General Partner
BFI WASTE SERVICES OF INDIANA, LP
     By: ALLIED WASTE LANDFILL HOLDINGS, INC.,
               its General Partner
BRENHAM TOTAL ROLL-OFFS, LP
     By: ALLIED WASTE LANDFILL HOLDINGS, INC.,
               its General Partner
ALBANY-LEBANON SANITATION, INC.
AMERICAN DISPOSAL SERVICES OF ILLINOIS, INC.
AMERICAN DISPOSAL SERVICES OF MISSOURI, INC.
AMERICAN DISPOSAL SERVICES OF WEST VIRGINIA, INC.
BFI WASTE SYSTEMS OF NEW JERSEY, INC.
CAPITOL RECYCLING AND DISPOSAL, INC.
CITY-STAR SERVICES, INC.
CLARKSTON DISPOSAL, INC.
CORVALLIS DISPOSAL CO.

COUNTY DISPOSAL (OHIO), INC.
COUNTY LANDFILL, INC.
D & L DISPOSAL L.L.C.
DALLAS DISPOSAL CO.
DELTA CONTAINER CORPORATION
DEMPSEY WASTE SYSTEMS II, INC.
DINVERNO, INC.
GRANTS PASS SANITATION, INC.
HARLAND’S SANITARY LANDFILL, INC.
ILLIANA DISPOSAL PARTNERSHIP
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Majority in Interest General Partner
ISLAND WASTE SERVICES LTD.
KELLER DROP BOX, INC.
KEY WASTE INDIANA PARTNERSHIP
     By: ALLIED WASTE NORTH AMERICA, INC.,
               its Majority in Interest General Partner
LATHROP SUNRISE SANITATION CORPORATION
MCINNIS WASTE SYSTEMS, INC.
PACKERTON LAND COMPANY, L.L.C.
RABANCO, LTD.
REGIONAL DISPOSAL COMPANY
     By: RABANCO, LTD.,
               its Managing Partner
ROSSMAN SANITARY SERVICE, INC.
SUNRISE SANITATION SERVICE, INC.
SUNSET DISPOSAL SERVICE, INC.
SUNSET DISPOSAL, INC.
THOMAS DISPOSAL SERVICE, INC.
UNITED DISPOSAL SERVICE, INC.

By:

Name: Michael S. Burnett
Title: Treasurer
ALLIED WASTE NORTH AMERICA, INC.

By:

Name: Michael S. Burnett
Title: Vice President and Treasurer
[additional signatures to follow]

Consented to this 29th day of May 2007:
VARIABLE FUNDING CAPITAL COMPANY LLC

By:	Wachovia Capital Markets, LLC,
as Attorney-in-Fact

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,

By:

Name:

Title:

ATLANTIC ASSET SECURITIZATION LLC,

By:

Name:

Title:

By:

Name:

Title:

CALYON NEW YORK BRANCH,

By:

Name:

Title:

By:

Name:

Title:

[additional signatures to follow]

Consented to this 29th day of May 2007:
ALLIED WASTE INDUSTRIES, INC.
as Performance Guarantor

By:

Name: Michael S. Burnett
Title: Senior Vice President and Treasurer
[end of signatures]